Exhibit 99.1

3rd Quarter 2013 Statistical Supplement

CONTENTS

DUKE ENERGY CORPORATION

2	Consolidating Statement of Operations
4	Consolidating Balance Sheet

U.S. FRANCHISED ELECTRIC AND GAS

6	Consolidating Segment Income
8	Consolidating Balance Sheet
10	Operating Statistics (U.S. Franchised Electric And Gas)
12	Operating Statistics (Duke Energy Carolinas)
14	Operating Statistics (Duke Energy Progress)
16	Operating Statistics (Duke Energy Florida)
18	Operating Statistics (Duke Energy Ohio - Electric)
20	Operating Statistics (Duke Energy Ohio - Gas)
21	Operating Statistics (Duke Energy Indiana)

INTERNATIONAL ENERGY

23	Operating Statistics

COMMERCIAL POWER

24	Operating Statistics

DUKE ENERGY OHIO SUPPLEMENT

25	Consolidating Statement of Operations

DUKE ENERGY CORPORATION

Consolidating Statement of Operations

(Unaudited)

	Nine Months Ended September 30, 2013
	U.S. Franchised	International	Commercial		Eliminations/
(in millions)	Electric and Gas	Energy	Power	Other	Adjustments	Duke Energy
Operating Revenues
Regulated electric (a)	$15,402	$—	$90	$53	$(104)	$15,441
Nonregulated electric, natural gas, and other	—	1,168	1,469	72	(26)	2,683
Regulated natural gas	364	—	—	—	(2)	362
Total operating revenues	15,766	1,168	1,559	125	(132)	18,486
Operating Expenses
Fuel used in electric generation and purchased power - regulated	5,394	—	—	—	—	5,394
Fuel used in electric generation and purchased power - nonregulated	—	362	951	52	(36)	1,329
Cost of natural gas and coal sold	102	54	24	—	—	180
Operation, maintenance and other	3,635	266	354	224	(96)	4,383
Depreciation and amortization	1,678	75	188	104	—	2,045
Property and other taxes	939	8	38	6	—	991
Impairment charges (b)	388	—	—	—	—	388
Total operating expenses	12,136	765	1,555	386	(132)	14,710
Gains (Losses) on Sales of Other Assets and Other, Net	6	—	1	(4)	—	3
Operating Income (Loss)	3,636	403	5	(265)	—	3,779
Other Income and Expenses	166	95	9	3	—	273
Interest Expense	713	60	48	306	—	1,127
Income (Loss) from Continuing Operations before Income Taxes	3,089	438	(34)	(568)	—	2,925
Income Tax Expense (Benefit)	1,157	128	(60)	(273)	—	952
Income (Loss) from Continuing Operations	1,932	310	26	(295)	—	1,973
Less: Net Income (Loss) Attributable to Non-controlling Interest	—	10	—	(3)	—	7
Segment Income/Net Expense	$1,932	$300	$26	$(292)	$—	$1,966
Income from Discontinued Operations, Net of Tax						11
Net Income Attributable to Duke Energy Corporation						$1,977

(a)         The amount for Commercial Power is primarily due to stability charge revenues included in Duke Energy Ohio’s current Electric Stability Plan (ESP).

(b)         The amount for USFE&G is primarily comprised of a $295 million charge related to the agreement to forego recovery of a portion of the Cyrstal River Unit 3 regulatory asset, a $65 million charge to write-off the wholesale portion of the Levy investments and a $22 million charge at Duke Energy Progress resulting from the decision to suspend application of two proposed nuclear units at the Harris nuclear station.

DUKE ENERGY CORPORATION

Consolidating Statement of Operations

(Unaudited)

	Nine Months Ended September 30, 2012
	U.S. Franchised	International	Commercial		Eliminations/
(in millions)	Electric and Gas	Energy	Power	Other	Adjustments	Duke Energy
Operating Revenues
Regulated electric (a)	$10,876	$—	$88	$(3)	$(69)	$10,892
Nonregulated electric, natural gas, and other	—	1,181	1,519	54	(46)	2,708
Regulated natural gas	331	—	—	—	(2)	329
Total operating revenues	11,207	1,181	1,607	51	(117)	13,929
Operating Expenses
Fuel used in electric generation and purchased power - regulated	3,848	—	—	—	—	3,848
Fuel used in electric generation and purchased power - nonregulated	—	394	947	30	(43)	1,328
Cost of natural gas and coal sold	95	55	34	—	—	184
Operation, maintenance and other	2,474	241	328	293	(74)	3,262
Depreciation and amortization	1,275	74	172	99	—	1,620
Property and other taxes	640	4	31	6	—	681
Impairment charges (b)(c)	582	—	—	86	—	668
Total operating expenses	8,914	768	1,512	514	(117)	11,591
Gains (Losses) on Sales of Other Assets and Other, Net	13	—	11	(3)	—	21
Operating Income (Loss)	2,306	413	106	(466)	—	2,359
Other Income and Expenses	227	136	26	14	—	403
Interest Expense	546	60	55	196	—	857
Income (Loss) from Continuing Operations before Income Taxes	1,987	489	77	(648)	—	1,905
Income Tax Expense (Benefit)	723	129	5	(292)	—	565
Income (Loss) from Continuing Operations	1,264	360	72	(356)	—	1,340
Less: Net Income Attributable to Non-controlling Interest	1	10	1	—	—	12
Segment Income/Net Expense	$1,263	$350	$71	$(356)	$—	$1,328
Income from Discontinued Operations, Net of Tax						5
Net Income Attributable to Duke Energy Corporation						$1,333

(a) The amount for Commercial Power is primarily due to stability charge revenues included in Duke Energy Ohio’s current Electric Stability Plan (ESP).

(b) The amount for USFE&G is primarily due to $580 million of impairment charges related to the Edwardsport IGCC project.

(c) The amount for Other is primarily due to the impairment of transmission projects included in long-term FERC mitigation costs. These amounts are recorded in the Duke Energy Carolinas and Progress Energy Carolinas legal entities but are classified in the Other segment.

Note: USFE&G and Other include Progress Energy, Duke Energy Progress and Duke Energy Florida activity beginning July 2, 2012.

DUKE ENERGY CORPORATION

Consolidating Balance Sheet - Assets

(Unaudited)

	September 30, 2013
	U.S. Franchised	International	Commercial		Eliminations/
(in millions)	Electric and Gas	Energy	Power	Other	Adjustments	Duke Energy
Current Assets
Cash and cash equivalents	$115	$1,645	$11	$395	$—	$2,166
Short-term investments	—	118	—	—	—	118
Receivables, net	1,279	198	59	49	—	1,585
Restricted receivables of variable interest entities, net	1,230	—	28	—	—	1,258
Receivables from affiliated companies	334	146	649	12,398	(13,527)	—
Notes receivable from affiliated companies	473	—	46	337	(856)	—
Inventory	2,893	78	117	12	—	3,100
Other	1,539	49	260	365	(22)	2,191
Total current assets	7,863	2,234	1,170	13,556	(14,405)	10,418
Investments and Other Assets
Investments in equity method unconsolidated affiliates	4	92	252	163	—	511
Investments and advances to (from) subsidiaries	55	(15)	(8)	43,246	(43,278)	—
Nuclear decommissioning trust funds	4,805	—	—	—	—	4,805
Goodwill	15,950	331	64	—	—	16,345
Intangibles, net	80	52	219	—	—	351
Notes receivable	6	57	—	452	(450)	65
Restricted other assets of variable interest entities	—	—	52	—	—	52
Other	1,398	352	72	582	(43)	2,361
Total investments and other assets	22,298	869	651	44,443	(43,771)	24,490
Property, Plant and Equipment
Cost	90,539	3,667	4,908	1,568	—	100,682
Cost, variable interest entities	16	—	1,663	—	—	1,679
Accumulated depreciation and amortization	(30,343)	(976)	(1,016)	(801)	—	(33,136)
Generation facilities to be retired, net	59	—	—	—	—	59
Net property, plant and equipment	60,271	2,691	5,555	767	—	69,284
Regulatory Assets and Deferred Debits
Regulatory assets	9,680	—	66	474	—	10,220
Other	96	6	40	36	—	178
Total regulatory assets and deferred debits	9,776	6	106	510	—	10,398
Total Assets	100,208	5,800	7,482	59,276	(58,176)	114,590

Segment reclassifications, intercompany balances and other adjustments	(939)	(131)	(630)	(56,618)	58,318	—

Reportable Segment Assets	$99,269	$5,669	$6,852	$2,658	$142	$114,590

DUKE ENERGY CORPORATION

Consolidating Balance Sheet - Liabilities and Equity

(Unaudited)

	September 30, 2013
	U.S. Franchised	International	Commercial		Eliminations/
(in millions)	Electric and Gas	Energy	Power	Other	Adjustments	Duke Energy
Current Liabilities
Accounts payable	$1,451	$36	$117	$215	$—	$1,819
Accounts payable to affiliated companies	12,797	8	37	630	(13,472)	—
Notes payable to affiliated companies	432	—	37	428	(897)	—
Notes payable and commercial paper	—	—	—	1,278	—	1,278
Non-recourse notes payable of variable interest entities	325	—	—	—	—	325
Taxes accrued (prepaid)	518	78	(80)	190	—	706
Interest accrued	361	20	—	93	—	474
Current maturities of long-term debt	550	117	84	1,556	—	2,307
Other	1,749	81	95	441	(36)	2,330
Total current liabilities	18,183	340	290	4,831	(14,405)	9,239
Long-term Debt	25,168	1,008	396	9,565	—	36,137
Non-recourse Long-term Debt of Variable Interest Entities	300	—	965	—	—	1,265
Notes Payable to Affiliated Companies	450	—	—	—	(450)	—
Deferred Credits and Other Liabilities
Deferred income taxes	12,160	233	1,246	(2,150)	—	11,489
Investment tax credits	446	—	—	—	—	446
Accrued pension and other post-retirement benefit costs	1,242	1	44	500	(44)	1,743
Asset retirement obligations	5,298	2	40	1	—	5,341
Regulatory liabilities	5,899	—	—	5	—	5,904
Other	1,160	71	112	446	—	1,789
Total deferred credits and other liabilities	26,205	307	1,442	(1,198)	(44)	26,712
Equity
Total Duke Energy Corporation shareholders’ equity	29,902	4,083	4,375	46,082	(43,277)	41,165
Noncontrolling interests	—	62	14	(4)	—	72
Total equity	29,902	4,145	4,389	46,078	(43,277)	41,237
Total Liabilities and Equity	100,208	5,800	7,482	59,276	(58,176)	114,590

Segment reclassifications, intercompany balances and other adjustments	(939)	(131)	(630)	(56,618)	58,318	—

Reportable Segment Liabilities and Equity	$99,269	$5,669	$6,852	$2,658	$142	$114,590

U.S. FRANCHISED ELECTRIC AND GAS

Consolidating Segment Income

(Unaudited)

	Nine Months Ended September 30, 2013
	Duke Energy	Duke Energy	Duke Energy	Duke Energy	Duke Energy	Eliminations/	U.S. Franchised
(in millions)	Carolinas, LLC	Progress, Inc.	Florida, Inc.	Ohio, Inc.	Indiana, Inc.	Adjustments	Electic and Gas
Operating Revenues
Regulated electric	$5,218	$3,750	$3,442	$953	$2,179	$(140)	$15,402
Regulated natural gas	—	—	—	364	—	—	364
Total operating revenues	5,218	3,750	3,442	1,317	2,179	(140)	15,766
Operating Expenses
Fuel used in electric generation and purchased power - regulated	1,478	1,440	1,462	327	852	(165)	5,394
Cost of natural gas	—	—	—	102	—	—	102
Operation, maintenance and other	1,283	977	586	328	469	(8)	3,635
Depreciation and amortization	676	393	237	149	227	(4)	1,678
Property and other taxes	282	172	245	180	59	1	939
Impairment charges (a)	—	22	346	—	—	20	388
Total operating expenses	3,719	3,004	2,876	1,086	1,607	(156)	12,136
Gains on Sales of Other Assets and Other, Net	—	1	1	4	—	—	6
Operating Income	1,499	747	567	235	572	16	3,636
Other Income and Expenses (b)	94	43	19	3	14	(7)	166
Interest Expense	255	147	138	46	127	—	713
Income from Continuing Operations before Income Taxes	1,338	643	448	192	459	9	3,089
Income Tax Expense	502	241	180	70	170	(6)	1,157
Segment Income	$836	$402	$268	$122	$289	$15	$1,932

(a)         Amount for Duke Energy Progress relates to the decision to suspend application of two proposed nuclear units at the Harris nuclear station. Amount for Duke Energy Florida is comprised of a $295 million charge related to the agreement to forego recovery of a portion of the Crystal River Unit 3 regulatory asset and a $65 million charge to write-off the wholesale portion of the Levy investments.

(b)         Primarily due to an equity component of allowance for funds used during construction of $70 million for Duke Energy Carolinas, $33 million for Duke Energy Progress, $6 million for Duke Energy Florida and $11 million for Duke Energy Indiana.

U.S. FRANCHISED ELECTRIC AND GAS

Consolidating Segment Income

(Unaudited)

	Nine Months Ended September 30, 2012
	Duke Energy	Duke Energy	Duke Energy	Duke Energy	Duke Energy	Eliminations/	U.S. Franchised
(in millions)	Carolinas, LLC	Progress, Inc.	Florida, Inc.	Ohio, Inc.	Indiana, Inc.	Adjustments	Electric and Gas
Operating Revenues
Regulated electric	$5,062	$1,396	$1,388	$960	$2,091	$(21)	$10,876
Regulated natural gas	—	—	—	331	—	—	331
Total operating revenues	5,062	1,396	1,388	1,291	2,091	(21)	11,207
Operating Expenses
Fuel used in electric generation and purchased power - regulated(a)	1,385	580	799	375	853	(144)	3,848
Cost of natural gas	—	—	—	95	—	—	95
Operation, maintenance and other	1,202	278	209	328	420	37	2,474
Depreciation and amortization	686	131	39	130	292	(3)	1,275
Property and other taxes	277	58	99	145	60	1	640
Impairment charges (b)	—	—	—	2	580	—	582
Total operating expenses	3,550	1,047	1,146	1,075	2,205	(109)	8,914
Gains on Sales of Other Assets and Other, Net	9	2	1	2	—	(1)	13
Operating Income (Loss)	1,521	351	243	218	(114)	87	2,306
Other Income and Expenses (c)	129	21	11	8	66	(8)	227
Interest Expense	284	51	61	44	104	2	546
Income (Loss) from Continuing Operations before Income Taxes	1,366	321	193	182	(152)	77	1,987
Income Tax Expense (Benefit)	493	116	70	69	(88)	63	723
Income (Loss) from Continuing Operations	873	205	123	113	(64)	14	1,264
Less: Net Income Attributable to Non-controlling Interest	—	—	—	—	—	1	1
Segment Income (Loss)	$873	$205	$123	$113	$(64)	$13	$1,263

(a)         Elimination amount includes $100 million of purchase power refunds at Duke Energy Florida related to the Crystal River Unit 3 retirement.  This amount was recorded as expense by Duke Energy Florida but reflected as part of the purchase price allocation associated with the Progress Energy merger at Duke Energy.

(b)         Amount for Duke Energy Indiana is due to impairment charges related to the Edwardsport IGCC project.

(c)          Primarily due to an equity component of allowance for funds used during construction of $116 million for Duke Energy Carolinas, $18 million for Duke Energy Progress, $9 million for Duke Energy Florida, $5 million for Duke Energy Ohio and $61 million for Duke Energy Indiana.

Note: Includes Duke Energy Progress and Duke Energy Florida activity beginning July 2, 2012.

U.S. FRANCHISED ELECTRIC AND GAS

Consolidating Balance Sheet - Assets

(Unaudited)

	September 30, 2013
	Duke Energy	Duke Energy	Duke Energy	Duke Energy	Duke Energy	Eliminations/	U.S. Franchised
(in millions)	Carolinas, LLC	Progress, Inc.	Florida, Inc.	Ohio, Inc.	Indiana, Inc.	Adjustments (a)	Electic and Gas
Current Assets
Cash and cash equivalents	$25	$32	$15	$17	$25	$1	$115
Receivables, net	140	553	458	114	11	3	1,279
Restricted receivables of variable interest entities, net	703	—	—	—	—	527	1,230
Receivables from affiliated companies	71	220	46	179	123	(305)	334
Notes receivable from affiliated companies	595	—	30	—	69	(221)	473
Inventory	1,033	795	567	85	413	—	2,893
Other	458	407	325	109	209	31	1,539
Total current assets	3,025	2,007	1,441	504	850	36	7,863
Investment and Other Assets
Investments in equity method unconsolidated affiliates	1	1	2	—	—	—	4
Investments and advances to subsidiaries	44	—	—	1	—	10	55
Nuclear decommissioning trust funds	2,673	1,425	707	—	—	—	4,805
Goodwill	—	—	—	920	—	15,030	15,950
Intangibles, net	13	12	19	2	33	1	80
Notes receivable	3	—	—	—	—	3	6
Other	827	284	155	42	156	(66)	1,398
Total investments and other assets	3,561	1,722	883	965	189	14,978	22,298
Property, Plant and Equipment
Cost	34,916	21,828	13,702	6,760	12,310	1,023	90,539
Cost, variable interest entities	—	16	—	—	—	—	16
Accumulated depreciation and amortization	(11,731)	(8,509)	(4,188)	(2,075)	(3,839)	(1)	(30,343)
Generation facilities to be retired, net	—	59	—	—	—	—	59
Net property, plant and equipment	23,185	13,394	9,514	4,685	8,471	1,022	60,271
Regulatory Assets and Deferred Debits
Regulatory assets	1,794	1,515	3,007	507	790	2,067	9,680
Other	45	32	45	9	25	(60)	96
Total regulatory assets and deferred debits	1,839	1,547	3,052	516	815	2,007	9,776
Total Assets	31,610	18,670	14,890	6,670	10,325	18,043	100,208
Segment reclassifications, intercompany balances and other adjustments	(238)	(130)	24	(39)	(39)	(517)	(939)
Reportable Segment Assets	$31,372	$18,540	$14,914	$6,631	$10,286	$17,526	$99,269

(a)  In addition to the elimination of intercompany balances, amounts include purchase accounting adjustments and restricted receivables related to Cinergy Receivables Company.

U.S. FRANCHISED ELECTRIC AND GAS

Consolidating Balance Sheet - Liabilities and Equity

(Unaudited)

	September 30, 2013
	Duke Energy	Duke Energy	Duke Energy	Duke Energy	Duke Energy	Eliminations/	U.S. Franchised
(in millions)	Carolinas, LLC	Progress, Inc.	Florida, Inc.	Ohio, Inc.	Indiana, Inc.	Adjustments (a)	Electric And Gas
Current Liabilities
Accounts payable	$451	$399	$336	$149	$114	$2	$1,451
Accounts payable to affiliated companies	222	34	1	13	1	12,526	12,797
Notes payable to affiliated companies	—	581	—	32	—	(181)	432
Non-recourse notes payable of variable interest entities	—	—	—	—	—	325	325
Taxes accrued	169	86	200	—	66	(3)	518
Interest accrued	142	74	65	28	53	(1)	361
Current maturities of long-term debt	447	7	11	5	4	76	550
Other	461	440	667	80	101	—	1,749
Total current liabilities	1,892	1,621	1,280	307	339	12,744	18,183
Long-term Debt	7,692	4,929	4,876	1,787	3,644	2,240	25,168
Non-recourse Long-term Debt of Variable Interest Entities	300	—	—	—	—	—	300
Notes Payable to Affiliated Companies	300	—	—	—	150	—	450
Deferred Credits and Other Liabilities
Deferred income taxes	5,595	2,435	1,782	1,176	1,139	33	12,160
Investment tax credits	211	87	2	6	141	(1)	446
Accrued pension and other post-retirement benefit costs	211	325	475	122	182	(73)	1,242
Asset retirement obligations	2,053	1,709	777	24	37	698	5,298
Regulatory liabilities	2,484	1,743	640	257	766	9	5,899
Other	732	164	167	58	42	(3)	1,160
Total deferred credits and other liabilities	11,286	6,463	3,843	1,643	2,307	663	26,205
Equity	10,140	5,657	4,891	2,933	3,885	2,396	29,902
Total Liabilities and Equity	31,610	18,670	14,890	6,670	10,325	18,043	100,208
Segment reclassifications, intercompany balances and other adjustments	(238)	(130)	24	(39)	(39)	(517)	(939)
Reportable Segment Liabilities and Equity	$31,372	$18,540	$14,914	$6,631	$10,286	$17,526	$99,269

(a)  In addition to the elimination of intercompany balances, amounts include purchase accounting adjustments and notes payable related to Cinergy Receivables Company.

U.S. FRANCHISED ELECTRIC AND GAS

Operating Statistics (U.S. Franchised Electric And Gas)

(Unaudited)

	Nine Months Ended September 30,
	2013	2012 (a)
Sources of Electric Energy (GWh)
Generated - net output (b):
Coal	63,010	65,634
Nuclear	51,431	49,209
Hydro	2,788	1,417
Oil & gas	37,105	32,143
Renewable Energy	11	8
Total generation (c)	154,345	148,411
Purchased power (d) and net interchange	22,689	24,853
Total sources of energy	177,034	173,264
Less: Line loss and company usage	8,182	8,357
Total GWh Sources	168,852	164,907

Electric Energy Sales (GWh)
Residential	61,996	61,100
General service	57,163	57,477
Industrial	38,466	38,379
Other energy and wholesale (f)	26,715	22,704
Change in unbilled	(308)	541
Total GWh Sales	184,032	180,201

Owned MW Capacity (b)
Summer	49,444	48,238
Winter	52,745	52,012

Nuclear Capacity Factor (%) (e)	95	91

(a) The prior year amounts include Duke Energy Progress and Duke Energy Florida activity prior to the July 2, 2012 merger between Duke Energy and Progress Energy.

(b) Statistics reflect Duke Energy Carolinas’ ownership share of jointly owned stations.

(c) Generation by source is reported net of auxiliary power.

(d) Purchased Power includes Renewable Energy purchases.

(e) Statistics reflect 100% of jointly owned stations.

(f) Net of JDA Intercompany sales

U.S. FRANCHISED ELECTRIC AND GAS

Operating Statistics (U.S. Franchised Electric And Gas)

(Unaudited)

	Nine Months Ended September 30,
	2013	2012 (a)
Revenues from Generation, Transmission and Distribution of Electricity (in millions)
Residential	$6,488	$6,491
General service	4,558	4,662
Industrial	2,246	2,264
Other energy and wholesale	1,698	1,439
Change in unbilled	(11)	36
Total Revenues	$14,979	$14,892

Average Number of Customers (in thousands)
Residential	6,208	6,161
General service	935	929
Industrial	19	19
Other energy and wholesale	22	22
Total Average Number of Customers	7,184	7,131

(a) The prior year amounts include Duke Energy Progress and Duke Energy Florida activity prior to the July 2, 2012 merger between Duke Energy and Progress Energy.

U.S. FRANCHISED ELECTRIC AND GAS

Operating Statistics (Duke Energy Carolinas)

(Unaudited)

	Nine Months Ended September 30,
	2013	2012
Sources of Electric Energy (GWh)
Generated - net output (a):
Coal	22,269	20,998
Nuclear	33,625	32,949
Hydro	1,734	650
Oil & gas	6,772	3,945
Renewable Energy	11	8
Total generation (b)	64,411	58,550
Purchased power (c) and net interchange	4,901	7,196
Total sources of energy	69,312	65,746
Less: Line loss and company usage	3,929	3,608
Total GWh Sources	65,383	62,138

Electric Energy Sales (GWh)
Residential	20,874	20,534
General service	21,115	21,057
Industrial	15,866	15,899
Other energy and wholesale	8,040	4,681
Change in unbilled	(512)	(33)
Total GWh Sales	65,383	62,138

Owned MW Capacity (a)
Summer	19,729	19,208
Winter	20,463	20,029

Nuclear Capacity Factor (%) (d)	98	96

(a) Statistics reflect Duke Energy Carolinas’ ownership share of jointly owned stations.

(b) Generation by source is reported net of auxiliary power.

(c) Purchased Power includes Renewable Energy purchases.

(d) Statistics reflect 100% of jointly owned stations.

U.S. FRANCHISED ELECTRIC AND GAS

Operating Statistics (Duke Energy Carolinas)

(Unaudited)

	Nine Months Ended September 30,
	2013	2012
Revenues from Generation, Transmission and Distribution of Electricity (in millions)
Residential	$2,066	$2,081
General service	1,658	1,670
Industrial	888	922
Other energy and wholesale	433	290
Change in unbilled	(28)	(5)
Total Revenues	$5,017	$4,958

Average Number of Customers (in thousands)
Residential	2,066	2,051
General service	339	337
Industrial	7	7
Other energy and wholesale	13	14
Total Average Number of Customers	2,425	2,409

U.S. FRANCHISED ELECTRIC AND GAS

Operating Statistics (Duke Energy Progress)

(Unaudited)

	Nine Months Ended September 30,
	2013	2012 (a)
Sources of Electric Energy (GWh)
Generated - net output (b):
Coal	11,563	16,341
Nuclear	17,806	16,260
Hydro	797	495
Oil & gas	11,899	8,610
Total generation (c)	42,065	41,706
Purchased power (d) and net interchange	5,317	4,222
Total sources of energy	47,382	45,928
Less: Line loss and company usage	1,621	1,963
Total GWh Sources	45,761	43,965

Electric Energy Sales (GWh)
Residential	13,375	12,915
General service	11,438	11,565
Industrial	8,086	7,884
Other energy and wholesale	12,967	11,808
Change in unbilled	(105)	(207)
Total GWh Sales	45,761	43,965

Owned MW Capacity (b)
Summer	12,231	11,288
Winter	13,240	12,779

Nuclear Capacity Factor (%) (e)	89	83

(a) For comparability purposes, the prior year amounts include Duke Energy Progress activity prior to the July 2, 2012 merger between Duke Energy and Progress Energy.

(b) Statistics include Duke Energy Progress’ ownership share of jointly owned stations.

(c) Generation by source is reported net of auxiliary power.

(d) Purchased Power includes Renewable Energy purchases.

(e) Statistics reflect 100% of jointly owned stations.

U.S. FRANCHISED ELECTRIC AND GAS

Operating Statistics (Duke Energy Progress)

(Unaudited)

	Nine Months Ended September 30,
	2013	2012 (a)
Revenues from Generation, Transmission and Distribution of Electricity (in millions)
Residential	$1,395	$1,346
General service	978	979
Industrial	521	519
Other energy and wholesale	743	625
Change in unbilled	7	(3)
Total Revenues	$3,644	$3,466

Average Number of Customers (in thousands)
Residential	1,241	1,230
General service	221	219
Industrial	4	4
Other energy and wholesale	2	3
Total Average Number of Customers	1,468	1,456

(a)         For comparability purposes, the prior year amounts include Duke Energy Progress activity prior to the July 2, 2012 merger between Duke Energy and Progress Energy.

U.S. FRANCHISED ELECTRIC AND GAS

Operating Statistics (Duke Energy Florida)

(Unaudited)

	Nine Months Ended September 30,
	2013	2012 (a)
Sources of Electric Energy (GWh)
Generated - net output (b):
Coal	8,262	8,119
Oil & gas	17,505	18,359
Total generation (c)	25,767	26,478
Purchased power (d) and net interchange	5,458	5,515
Total sources of energy	31,225	31,993
Less: Line loss and company usage	2,093	2,179
Total GWh Sources	29,132	29,814

Electric Energy Sales (GWh)
Residential	13,948	13,942
General service	11,110	11,284
Industrial	2,409	2,384
Other energy and wholesale	1,182	1,399
Change in unbilled	483	805
Total GWh Sales	29,132	29,814

Owned MW Capacity (b)
Summer	8,952	9,805
Winter	10,030	10,822

(a) For comparability purposes, the prior year amounts include Duke Energy Florida activity prior to the July 2, 2012 merger between Duke Energy and Progress Energy.

(b) Statistics reflect Duke Energy Florida’s ownership share of jointly owned stations.  2012 capacity includes Crystal River Unit 3.

(c) Generation by source is reported net of auxiliary power.

(d) Purchased Power includes Renewable Energy purchases.

U.S. FRANCHISED ELECTRIC AND GAS

Operating Statistics (Duke Energy Florida)

(Unaudited)

	Nine Months Ended September 30,
	2013	2012 (a)
Revenues from Generation, Transmission and Distribution of Electricity (in millions)
Residential	$1,741	$1,837
General service	1,039	1,156
Industrial	197	218
Other energy and wholesale	419	329
Change in unbilled	25	36
Total Revenues	$3,421	$3,576

Average Number of Customers (in thousands)
Residential	1,477	1,463
General service	189	187
Industrial	2	2
Other energy and wholesale	2	2
Total Average Number of Customers	1,670	1,654

(a)          For comparability purposes, the prior year amounts include Duke Energy Florida activity prior to the July 2, 2012 merger between Duke Energy and Progress Energy.

U.S. FRANCHISED ELECTRIC AND GAS

Operating Statistics (Duke Energy Ohio - Electric)

(Unaudited)

	Nine Months Ended September 30,
	2013	2012
Sources of Electric Energy (GWh)
Generated - net output (a):
Coal	2,673	2,195
Total generation (b)	2,673	2,195
Purchased power (c) and net interchange	960	1,293
Total sources of energy	3,633	3,488
Less: Line loss and company usage	246	182
Total GWh Sources	3,387	3,306

Electric Energy Sales (GWh)
Residential	6,761	6,770
General service	7,166	7,188
Industrial	4,316	4,340
Other energy and wholesale	406	321
Change in unbilled	(82)	(19)
Total GWh Sales	18,567	18,600

Owned MW Capacity (a)
Summer	1,039	1,039
Winter	1,141	1,141

(a) Statistics reflect Duke Energy Ohio’s ownership share of jointly owned stations.

(b) Generation by source is reported net of auxiliary power.

(c) Purchased Power includes Renewable Energy purchases.

Note: Total GWh Sources will not equal Total GWh Sales.  Sources include Duke Energy Kentucky’s regulated generation for all periods.  Sales include Duke Energy Ohio’s and Duke Energy Kentucky’s retail sales.  Ohio retail sales are fulfilled through auction purchases under the current ESP.

U.S. FRANCHISED ELECTRIC AND GAS

Operating Statistics (Duke Energy Ohio - Electric)

(Unaudited)

	Nine Months Ended September 30,
	2013	2012
Revenues from Generation, Transmission and Distribution of Electricity (in millions)
Residential	$532	$518
General service	314	316
Industrial	80	75
Other energy and wholesale	17	13
Change in unbilled	(7)	11
Total Revenues	$936	$933

Average Number of Electric Customers (in thousands)
Residential	737	734
General service	86	86
Industrial	3	3
Other energy and wholesale	2	2
Total Average Number of Electric Customers	828	825

U.S. FRANCHISED ELECTRIC AND GAS

Operating Statistics (Duke Energy Ohio - Gas)

(Unaudited)

	Nine Months Ended September 30,
	2013	2012
MCF Sales
Residential	28,481,036	22,165,265
General service	17,456,201	14,011,683
Industrial	4,633,841	3,727,950
Other energy and wholesale	15,598,636	16,191,419
Change in unbilled	(4,728,000)	(3,641,000)
Total MCF Sales	61,441,714	52,455,317

Revenues from Distribution of Gas (in millions)
Residential	$251	$235
General service	99	89
Industrial	15	11
Other energy and wholesale	13	13
Change in unbilled	(18)	(17)
Total Revenues	$360	$331

Average Number of Gas Customers (in thousands)
Residential	469	469
General service	43	43
Industrial	2	2
Total Average Number of Gas Customers	514	514

U.S. FRANCHISED ELECTRIC AND GAS

Operating Statistics (Duke Energy Indiana)

(Unaudited)

	Nine Months Ended September 30,
	2013	2012
Sources of Electric Energy (GWh)
Generated - net output (a):
Coal	18,243	17,981
Hydro	257	272
Gas	929	1,229
Total generation (b)	19,429	19,482
Purchased power (c) and net interchange	6,053	6,627
Total sources of energy	25,482	26,109
Less: Line loss and company usage	293	425
Total GWh Sources	25,189	25,684

Electric Energy Sales (GWh)
Residential	7,039	6,939
General service	6,334	6,383
Industrial	7,789	7,872
Other energy and wholesale	4,119	4,495
Change in unbilled	(92)	(5)
Total GWh Sales	25,189	25,684

Owned MW Capacity (a)
Summer	7,493	6,898
Winter	7,871	7,241

(a) Statistics reflect Duke Energy Indiana’s ownership share of jointly owned stations.

(b) Generation by source is reported net of auxiliary power.

(c) Purchased Power includes Renewable Energy purchases.

U.S. FRANCHISED ELECTRIC AND GAS

Operating Statistics (Duke Energy Indiana)

(Unaudited)

	Nine Months Ended September 30,
	2013	2012
Revenues from Generation, Transmission and Distribution of Electricity (in millions)
Residential	$754	$709
General service	569	541
Industrial	560	530
Other energy and wholesale	236	227
Change in unbilled	(8)	(3)
Total Revenues	$2,111	$2,004

Average Number of Customers (in thousands)
Residential	687	683
General service	100	100
Industrial	3	3
Other energy and wholesale	2	1
Total Average Number of Customers	792	787

INTERNATIONAL ENERGY

Operating Statistics

(Unaudited)

	Nine Months Ended September 30,
	2013	2012
Sales, GWh	14,744	15,264
Net proportional megawatt capacity in operation	4,600	4,465

COMMERCIAL POWER

Operating Statistics

(Unaudited)

	Nine Months Ended September 30,
	2013	2012

Generation (GWh)
Coal	13,730	12,421
Gas	10,953	13,483
Renewables	3,761	2,399
Actual plant generation	28,444	28,303

Net proportional megawatt capacity in operation	8,132	7,760

DUKE ENERGY OHIO SUPPLEMENT

Consolidating Statement of Operations

(Unaudited)

	Nine Months Ended September 30, 2013
	Franchised Electric and Gas
	Ohio
	Transmission &	Duke Energy	Commercial		Duke Energy
(in millions)	Distribution	Kentucky, Inc.	Power	Other	Ohio
Operating Revenues
Regulated electric (a)	$691	$262	$90	$—	$1,043
Nonregulated electric and other	—	—	995	(25)	970
Regulated natural gas	290	74	—	—	364
Total operating revenues	981	336	1,085	(25)	2,377
Operating Expenses
Fuel used in electric generation and purchased power - regulated	219	108	—	—	327
Fuel used in electric generation and purchased power - nonregulated	—	—	722	(26)	696
Cost of natural gas sold	71	31	—	—	102
Operation, maintenance and other	237	91	231	25	584
Depreciation and amortization	115	34	116	—	265
Property and other taxes	170	10	21	—	201
Total operating expenses	812	274	1,090	(1)	2,175
Gains on Sales of Other Assets and Other, Net	1	3	1	—	5
Operating Income (Loss)	170	65	(4)	(24)	207
Other Income and Expenses	2	1	—	1	4
Interest Expense	34	12	4	—	50
Income (Loss) before Income Taxes	138	54	(8)	(23)	161
Income Tax Expense (Benefit)	51	19	(5)	—	65
Net Income (Loss)	$87	$35	$(3)	$(23)	$96

(a) The amount for Commercial Power is primarily due to stability charge revenues included in Duke Energy Ohio’s current Electric Stability Plan (ESP).

DUKE ENERGY OHIO SUPPLEMENT

Consolidating Statement of Operations

(Unaudited)

	Nine Months Ended September 30, 2012
	Franchised Electric and Gas
	Ohio
	Transmission &	Duke Energy	Commercial		Duke Energy
(in millions)	Distribution	Kentucky, Inc.	Power	Other	Ohio
Operating Revenues
Regulated electric (a)	$704	$256	$88	$(1)	$1,047
Nonregulated electric and other	—	—	1,049	(41)	1,008
Regulated natural gas	269	62	—	—	331
Total operating revenues	973	318	1,137	(42)	2,386
Operating Expenses
Fuel used in electric generation and purchased power - regulated	272	103	—	—	375
Fuel used in electric generation and purchased power - nonregulated	—	—	690	(41)	649
Cost of natural gas sold	70	25	—	—	95
Operation, maintenance and other	234	94	216	35	579
Depreciation and amortization	97	33	119	—	249
Property and other taxes	136	9	20	1	166
Goodwill and other impairment charges	2	—	—	(2)	—
Total operating expenses	811	264	1,045	(7)	2,113
Gains (Losses) on Sales of Other Assets and Other, Net	2	—	1	(1)	2
Operating Income (Loss)	164	54	93	(36)	275
Other Income and Expenses	7	1	4	1	13
Interest Expense	31	13	26	—	70
Income (Loss) before Income Taxes	140	42	71	(35)	218
Income Tax Expense (Benefit)	54	15	27	(11)	85
Net Income (Loss)	86	27	44	(24)	133

(a) The amount for Commercial Power is primarily due to stability charge revenues included in Duke Energy Ohio’s current Electric Stability Plan (ESP).